                                                                  EXHIBIT (a)(2)

                             Letter of Transmittal
                                       to
                         Tender Shares Of Common Stock
                (Including The Associated Stock Purchase Rights)
                                       of
                       Splash Technology Holdings, Inc.,

                                Pursuant To The
                               Offer To Purchase,
                           Dated September 14, 2000,
                                       to
                          Vancouver Acquisition Corp.,
                           A Wholly Owned Subsidiary
                                       of
                         Electronics For Imaging, Inc.

 The Offer and Withdrawal Rights Will Expire at 5:00 p.m., New York City Time, on Friday, October 13, 2000, Unless the Offer is Extended.


                        The Depositary for the offer is:

                       [LOGO OF WILMINGTON TRUST COMPANY]

     By Hand/Overnight                By                     By Mail:
         Courier:           Facsimile Transmission:
                                (302) 651-1079      Corporate Trust Operations
 Wilmington Trust Company                            Wilmington Trust Company
 1105 North Market Street,   Confirm by Telephone:         P.O. Box 8861
        First Floor             (302) 651-8869         Wilmington, Delaware
Wilmington, Delaware 19801                                  19899-8861
   Attn: Corporate Trust
        Operations

 Please read the instruction accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

               DESCRIPTION OF SHARES OF SPLASH STOCK SURRENDERED
--------------------------------------------------------------------------------

                                                       Certificate(s)
 Name(s) and Address(es) of Registered Holder(s)         Surrendered
--------------------------------------------------------------------------------------------
                                                                            Number of Shares
                                                  Stock Certificate No(s).,   Represented
                                                        if available*       by Certificate**
                                        ----------------------------------------------------
                                        ----------------------------------------------------
                                        ----------------------------------------------------
                                        ----------------------------------------------------
                                        ----------------------------------------------------
                                        ----------------------------------------------------
--------------------------------------------------------------------------------------------

 * Need not be completed by stockholders delivering shares of common stock of Splash Technology Holdings, Inc. ("Splash") by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4.

   Stockholders of Splash must complete this Letter of Transmittal either if certificates evidencing shares are to be forwarded with this letter or if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depositary Trust Company. Delivery of documents to The Depositary Trust Company does not constitute delivery to the Depositary.

   Stockholders whose certificates evidencing shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares must do so pursuant to the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE DEPOSITARY TRUST COMPANY AND COMPLETE THE
   FOLLOWING:

  Name of Tendering Institution: _____________________________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s): ___________________________________________

   Window Ticket No. (if any): ________________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   If delivery is by book-entry transfer, give the following information:

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

IMPORTANT: This Letter of Transmittal (or manually signed facsimile of it), properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

   The undersigned hereby tenders to Vancouver Acquisition Corp., a wholly owned subsidiary ("Purchaser") of Electronics For Imaging, Inc., shares of common stock (and the associated preferred stock purchase rights) of Splash, pursuant to Purchaser's offer to purchase all shares at $10.00 per share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 14, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of shares tendered pursuant to the offer.

   Upon the terms and subject to the conditions of the offer (and if the offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of shares tendered herewith, in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional shares) and rights declared, paid or distributed in respect of those shares on or after September 14, 2000 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered shares (and all Distributions), or transfer ownership of the tendered shares (and all Distributions) on the account books maintained by The Depositary Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (2) present the tendered shares (and all Distributions) for transfer on the books of Splash and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered shares (and all Distributions), all in accordance with the terms of the offer.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser and Electronics For Imaging, Inc. and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute will, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all tendered shares which have been accepted for payment by Purchaser prior to the time of such vote or other action and all shares and other securities issued in Distributions in respect of the tendered shares, which the undersigned is entitled to vote at any meeting of stockholders of Splash (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the tendered shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered shares by Purchaser in accordance with other terms of the offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered shares (and all shares and other securities issued in Distributions in respect of the tendered shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of the tendered shares for payment, Purchaser must be able to exercise full voting and other rights with respect to the tendered shares (and any and all Distributions), including, without limitation, voting at any meeting of Splash's stockholders then scheduled.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer shares tendered hereby and all Distributions, that when the tendered shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of the tendered shares and Distributions will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered shares and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered shares, or deduct from the purchase price, the amount or value of that Distribution as determined by Purchaser in its sole discretion.

   No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer. Purchaser's acceptance of the tendered shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the offer (and if the offer is extended or amended, the terms or conditions of any such extension or amendment).

   Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all shares purchased and return all certificates evidencing shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all shares purchased and return all certificates evidencing shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" on the reverse of this Letter of Transmittal. In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all shares purchased and return all certificates evidencing shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Depositary Trust Company. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any shares from the name of the registered holder(s) if Purchaser does not accept for payment any shares tendered hereby.

Important: All Splash stockholders submitting this Letter of Transmittal must sign below and complete a Substitute Form W-9.

X ____________________________________________________________________  Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): ______________________________________________________________________
                                 Please Print

Capacity (full title): ________________________________________________________

Address:  _____________________________________________________________________

_______________________________________________________________________________
                            Please Include Zip Code

Daytime Area Code and Telephone No: ___________________________________________

Taxpayer Identification or
Social Security No.: __________________________________________________________
                   (See Substitute Form W-9 on Reverse Side)

                           Guarantee of Signature(s)
                          (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.

       Financial Institutions: Place Medallion Guarantee in Space Below

   If you do not wish to have the           If you wish to have the check
check for the purchase price of the      delivered to someone other than the
shares and the certificate evidencing    record holder(s) or to an address
shares not tendered or not purchased     other than the address specified in
issued in the name of the record         "Description of Shares of Splash
holder(s) of the shares of Splash's      Stock Surrendered" please complete
common stock, please complete the        the "Special Delivery Instructions"
"Special Payment Instructions" below.    below and the check will be mailed to
If the check for the purchase price      the address(es) indicated.
of the tendered shares and the
certificate evidencing shares not
tendered or not purchased are to be
registered in the name of anyone
other than the registered holder or
mailed to any person(s) other than
the person(s) signing this Letter of
Transmittal, the certificate(s) must
be endorsed and signatures
guaranteed.



                                             SPECIAL DELIVERY INSTRUCTIONS
                                            (See Instructions 1, 5, 6 and 7)

                                             Fill in ONLY if check for the
                                          purchase price of shares purchased
                                          and certificates evidencing shares
                                          not tendered or not purchased are
                                          to be delivered to someone other
                                          than the undersigned or to the
                                          undersigned at an address other
                                          than that shown above. Please
                                          Print.


     SPECIAL PAYMENT INSTRUCTIONS
   (See Instructions 1, 5, 6 and 7)

    Fill in ONLY if check for the
 purchase price of the shares and
 the certificate evidencing shares
 not tendered or not purchased are
 to be issued in the name of someone
 other than the registered
 holder(s). Please Print.

                                          Deliver check(s) to:

                                          Name: ______________________________
                                              (First, Middle & Last Name)

                                          Address: ___________________________

                                                  (Number and Street)
 Name: ______________________________

     (First, Middle & Last Name)           __________________________________

                                                 (City, State and Zip)
 Address: ___________________________

         (Number and Street)              Tax Identification or Social
                                          Security Number: ___________________

 ____________________________________

        (City, State and Zip)


 Tax Identification or Social
 Security Number: ___________________

                    PAYER'S NAME: Wilmington Trust Company
               Part 1--PLEASE PROVIDE YOUR TAXPAYER            Social Security
  SUBSTITUTE   IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND      Number OR
   Form W-9    CERTIFY BY SIGNING AND DATING BELOW.               Employer
                                                               Identification
                                                                   Number:
              -----------------------------------------------------------------
               Part 2--Check one of the boxes below. I am
               (we are) NOT subject to backup withholding under the Internal Revenue Code because (a) I am (we are) exempt from backup withholding, or (b) I (we) have not been notified that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue
               Service has notified me (us) that I am (we are) no longer subject to backup withholding.

                         [_] Correct[_] Not Correct
              -----------------------------------------------------------------
   Payer's     CERTIFICATION--UNDER PENALTIES OF PERJURY, I        Part 3
 Request for   CERTIFY THAT THE INFORMATION PROVIDED ON THIS      Awaiting
   Taxpayer    FORM IS TRUE, CORRECT AND COMPLETE.                Taxpayer
Identification                                                 Identification
    Number

               SIGNATURE: ___________________________________      Number


               DATE: __________________________                      [_]

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

 _____________________________________            _________________________
               Signature                                    Date

For assistance in completing this form, call the Depositary at (302) 651-8869 and also see Instruction 9 and the section entitled "Important Tax Information."

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES OF COMMON STOCK OF SPLASH SURRENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Depositary Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of shares (which term, for purposes of this document, will include any participant in The Depositary Trust Company whose name appears on a security position listing as the owner of shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the reverse of this Letter of Transmittal or (b) the shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded with it or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered shares, or a confirmation of a book-entry transfer into the Depositary's account at The Depositary Trust Company of all shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of it) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

   Stockholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. That procedure involves: (a) a tender that is by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the certificates evidencing all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at The Depositary Trust Company of all shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile of it), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in Section 3 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

   The method of delivery of this Letter of Transmittal, certificates and all other required documents, including delivery through The Depositary Trust Company, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile of it), all tendering stockholders waive any right to receive any notice of the acceptance of their shares for payment.

   3. Inadequate Space. If the space provided on the reverse of this Letter of Transmittal under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of shares evidenced by such certificates and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all shares evidenced by any certificate delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) evidencing the remainder of shares that were evidenced by the certificates delivered to the Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse of this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the offer. All shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered shares without alteration, enlargement or any other change whatsoever.

   If any tendered shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal.

   If any tendered shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

   If this Letter of Transmittal is signed by the registered holder(s) of tendered shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of tendered shares, the certificate(s) evidencing tendered shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person's authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the purchase price of any shares purchased is to be made to, or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to that other person will be deducted from the purchase price of the tendered shares purchased, unless evidence satisfactory to Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered shares.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any tendered shares is to be issued in the name of, and/or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

   8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

   9. Substitute Form W-9. Each holder surrendering certificates for payment is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information," and to indicate whether the holder is subject to backup withholding by checking the appropriate box in part 2 of the form. Each holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to a 31% federal income tax withholding on the purchase price. The box in Part 3 of the form may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the Depositary will withhold 31% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder's request.

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a stockholder whose tendered shares are accepted for payment is generally required to provide the Depositary (as payer) with the stockholder's correct TIN on Substitute Form W-9. If a stockholder is an individual, the TIN generally is the stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the stockholder with respect to shares purchased pursuant to the offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

   Many stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Forms of those statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A tax advisor should be consulted as to that stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased in the offer, each stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) that stockholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

   Each stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares. If shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the box in Part 3 of the Substitute W-9 should be checked. If the box in Part 3 is checked, the Depositary will withhold 31% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder's request.

   Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each stockholder or that stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

                        The Depositary for the offer is:

                           [Logo of Wilmington Trust]

 By Hand/Overnight Courier:      By Facsimile               By Mail:
                                 Transmission:
                                (302) 651-1079
  Wilmington Trust Company                         Corporate Trust Operations
  1105 North Market Street,       Confirm by        Wilmington Trust Company
         First Floor              Telephone:              P.O. Box 8861
 Wilmington, Delaware 19801     (302) 651-8869        Wilmington, Delaware
    Attn: Corporate Trust                                  19899-8861
         Operations

   Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

                    The Information Agent for the offer is:

                       [Logo of Mackenie Partners, Inc.]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)

                         Call Toll Free (800) 322-2885